================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): March 27, 2003




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


        OKLAHOMA                        1-8140                              48-0222760
(State of incorporation        (Commission file number)       (I.R.S. employer identification number)
    or organization)


         1945 LAKEPOINTE DRIVE
           LEWISVILLE, TEXAS                                                 75057
(Address of principal executive offices)                                  (Zip code)



       Registrant's telephone number, including area code: (972) 906-8000




================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein and herein is deemed to be furnished pursuant to Item 9 hereof and shall not be deemed "filed" under the Securities Exchange Act of 1934.

         (c)      EXHIBITS

         EXHIBIT
         NUMBER              DESCRIPTION

         99.1                --    Press release dated March 27, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

         On March 27, 2003, Fleming Companies, Inc., (the "Company") issued a press release that announced an update on its pending financing discussions and related near-term liquidity issues, the extension of time for the filing of its 2002 Annual Report on Form 10-K, the likelihood that certain of its historical financial statements and other public disclosures would require a restatement, the likelihood that its 2002 financial statements would include a going concern uncertainty in the event that the Company is not able to obtain sufficient alternative financing, and certain other matters noted therein. A copy of such press release is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein and herein is deemed to be furnished pursuant to this Item 9 and shall not be deemed "filed" under the Securities Exchange Act of 1934.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEMING COMPANIES, INC.


Date:  March 28, 2003                   By: /s/ Mark D. Shapiro
                                            ----------------------------------
                                            Mark D. Shapiro
                                            Senior Vice President and
                                            Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
99.1            --      Press release dated March 27, 2003.